Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zane Burke, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Livongo Health, Inc. for the fiscal quarter ended June 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Quarterly Report on 10-Q fairly presents, in all material respects, the financial condition and results of operations of Livongo Health, Inc.

Date:	September 5, 2019	By:	/s/ Zane Burke
Zane Burke
Chief Executive Officer
(Principal Executive Officer)